BlackRock Allocation Target Shares

BATS: Series P Portfolio

(the “Fund”)

Supplement dated May 31, 2016
to the Fund’s Prospectus and Summary Prospectus, each dated July 29, 2015

Effective June 1, 2016, the following changes are made to the Fund’s Prospectus and Summary Prospectus:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BATS: Series P Portfolio — Performance Information” and the section of the Fund’s Summary Prospectus entitled “Key Facts About BATS: Series P Portfolio — Performance Information” are supplemented as follows:

Effective June 1, 2016, the Barclays Bellwether Swap: 10 Year Total Return Index Value Unhedged USD was added as a secondary benchmark against which the Fund measures its performance. The Barclays Bellwether Swap: 10 Year Total Return Index Value Unhedged USD is comparable to the Fund’s investment strategies and uses swaps, like the Fund.

For the one-, five- and ten-year periods ended December 31, 2015, the average annual total returns for the Barclays Bellwether Swap: 10 Year Total Return Index Value Unhedged USD were 3.48%, 5.51% and 6.42%, respectively.

Shareholders should retain this Supplement for future reference.

ALLPR-BATSP-0516SUP